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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     October 19, 2000
                                                  -------------------------



                                   ECOLAB INC.
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             (Exact name of registrant as specified in its charter)



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
       DELAWARE                                  1-9328                               41-0231510
-----------------------------         -----------------------------         -----------------------------
(State or other jurisdiction                  (Commission                           (IRS Employer
of incorporation)                             File Number)                        Identification No.)
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   370 WABASHA STREET NORTH, ST. PAUL, MINNESOTA                  55102
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, include area code:       651-293-2233
                                                  ------------------------



                                (NOT APPLICABLE)
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         (Former name or former address, if changed from last report.)

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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 19, 2000, the Company issued a News Release announcing financial results of its third quarter ended September 30, 2000. A copy of the News Release issued by the Company is attached as Exhibit (99).


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (c)   Exhibits

                    (99)   Ecolab Inc. News Release dated October 19, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ECOLAB INC.

                                   By: /s/Lawrence T. Bell
                                       -------------------------------------
                                       Lawrence T. Bell
                                       Vice President -Law and General Counsel

Date:     October 23, 2000


                                       2
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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION                             METHOD OF FILING
-----------       -----------                             ----------------

(99)              Ecolab Inc. News Release dated          Filed herewith
                  October 19, 2000.                       electronically.